SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                                December 21, 1998
                                -----------------
                Date of Report (Date of earliest event reported)



                        Interlink Computer Sciences, Inc.
                        ---------------------------------
             (Exact name of Registrant as specified in its charter)



                                    Delaware
                  ---------------------------------------------
                 (State or other jurisdiction of incorporation)


                 000-21077                           94-2990567
             -----------------              ----------------------------
           (Commission File No.)        (IRS Employer Identification Number)



                             47370 Fremont Boulevard
                            Fremont, California 94538
                                 (510) 657-9800
                   ------------------------------------------
                    (Address of Principal Executive Offices)



                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Items

Thomas H. Bredt has announced his decision to retire from Chairman and member of the Board of Directors of Interlink Computer Sciences, Inc., effective immediately. Mr. Bredt has served as a member of the Board of Directors since March 1990 and as Chairman of the Board of Directors since May 1992. The Company has undertaken an active search for a replacement for Mr. Bredt.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         Interlink Computer Sciences, Inc.

                         By:  /s/ James A. Barth
                         ----------------------------------
                         James A. Barth
                         Vice President and Chief Financial Officer


                         Dated:  December 21, 1998